Exhibit 99.1

CAPITAL MARKETS UPDATE FEBRUARY 2015 WWW.MAAC.COM

2 DISCIPLINED CAPITAL DEPLOYMENT; HIGH QUALITY ASSETS 3 ESTABLISHED COMPETITIVE STRENGTHS AND ADVANTAGES 4 INVESTMENT GRADE BALANCE SHEET A FULL - CYCLE VALUE CREATION STRATEGY • Well diversified across the high - growth Sunbelt region • Strong balance sheet productivity; high return on invested capital • Minimal joint - venture and non - recurring revenue stream; high quality recurring earnings 2 • Scale advantages drives overhead and operating efficiencies; sophisticated, strong platform • Long - term cost of capital advantages over many local market participants • Steady capital recycling program and strong execution capabilities drive robust deal flow • Steady access to full range of capital markets • Strong coverage ratios and significant capacity to execute on opportunities • Well laddered debt maturities • 21 - year public company platform; long - tenured management • Record of top - tier, long - term shareholder returns • 84 quarters of consistent and growing dividends; never reduced 5 PROVEN AND EXPERIENCED PLATFORM 1 STEADY, GROWING, RECURRING CASH FLOW; FULL CYCLE PRIORITY • Diversified across both large and secondary Sunbelt markets; cycle diversification benefits • Diversified across both urban and suburban submarkets; A – B assets balanced across broad pricing spectrum • Opportunistic acquisition of new properties and select new development projects

MAA DIVISION OFFICES ATLANTA Ɣ CHARLOTTE Ɣ DALLAS Ɣ JACKSONVILLE Ɣ NASHVILLE PORTFOLIO STRATEGY SUPPORTS FULL CYCLE PERFORMANCE OBJECTIVE 3 Large Markets % of Total 2014 NOI 1 Atlanta, GA 7.6% 2 Austin, TX 7.5% 3 Raleigh/Durham, NC 7.0% 4 Fort Worth, TX 6.0% 5 Charlotte, NC 6.0% 6 Dallas, TX 5.4% 7 Nashville, TN 4.9% 8 Tampa, FL 4.2% 9 Orlando, FL 3.8% 10 Houston, TX 3.1% Secondary Markets % of Total 2014 NOI 1 Jacksonville, FL 4.3% 2 Charleston, SC 3.4% 3 Savannah, GA 3.3% 4 Richmond, VA 2.5% 5 Memphis, TN 2.3% 6 Birmingham, AL 2.1% 7 Greenville, SC 1.9% 8 San Antonio, TX 1.7% 9 Huntsville, AL 1.6% 10 Norfolk/Hampton/ Virginia Beach, VA 1.5% (1) Distribution based on combined proforma same store for 2014 NOI Nevada Arizona Texas Mississippi Arkansas Kentucky Missouri Virginia North Carolina South Carolina Alabama Florida Georgia Tennessee Large Market Secondary Market NOTE: Individual MSAs >0.9% of total same store NOI presented. • 82 , 316 Operating Units in 268 Communities • Structured Diversification across Large and Secondary Markets in both Suburban and Inner - Loop Locations • Average Portfolio Age of only 13 . 6 Years • High Quality Portfolio with Appeal to Broad Range of Rental Market 39 .9 % of total 1 60 .1 % of total 1

MAA

SUCCESSFUL MERGER STRENGTHENS PLATFORM; BUILDS VALUE

Synergy Opportunity	Core FFO/Share: Identified at Merger	Core FFO/Share: 2014 Impact	Core FFO/Share: Cumulative 2015 Impact	Core FFO/Share: Marginal 2015 Impact	Comments
G&A Synergies	$0.32	$0.32*	$0.32	$0.00	Full Impact captured in 2014; expect to maintain in 2015
NOI Operating Synergies	$0.05 - $0.11	$0.08	$0.11	$0.03	Margin improvement due to pricing; personnel; R&M; insurance; 70bp margin improvement from 2013 to 2015
Stabilize Development Pipeline	$0.10 - $0.14	$0.05	$0.10	$0.05	Full year impact of 7%-7.5%; NOI yield achieved in 2016 as the last of the development projects stabilizes in early 2016
Recycle Non-Earning Assets	$0.05 -$0.08	$0.01	$0.02	$0.01	Bulk of this transaction activity to occur in 2015 with material earnings impact in 2016 as funds are invested
Redevelopment of CLP Assets	$0.10-$0.17	$0.01	$0.03	$0.02	15K to 2K units of opportunity; 2k units completed in 2014; 3k in 2015; program to continue for several years; every 4k units creates an additional $65 million of value at a 5.5% cap rate
Total (excl G&A)	**$0.30 - $0.50**	**$0.14**	**$0.24**	**$0.10**	
Total All Synergies	**$0.62 - $0.82**	**$0.46**	**$0.56**	**$0.10**	

*Excludes integration costs

Value Creation of Merger Transaction	Value
Premium Paid [1]	($226.5 million)
Deal Costs	($60.0 million)
Total Cost	($294.5 million)
Value of Synergy & Redevelopment ($42M)[2]	$579.6 million
Net Value Created	**$285.1 million**

(1) Implied price paid based on day of announcement at .360x exchange rate

(2) Using pre-merger announcement FFO multiple of 13.8 and midpoint of synergy opportunity; at current sector multiple of approximately 20, net value increases to $545.5m

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POSITIVE LEASING ENVIRONMENT SUPPORTS CONTINUED FAVORABLE RENT GROWTH TRENDS

EMPLOYMENT

- Employment growth projections for all of our large markets meet or exceed the average projection of the top 25 REIT markets
- Despite lower oil prices, Houston's jobs projections still exceed the average top 25 REIT market projection; Houston market represents only 3.1% of same store NOI at 12/31/14
- Impact of 0% vs. 3% growth in NOI in the MAA Houston portfolio is less than one penny to overall core FFO/share

ABSORPTION

- Over the last up cycle (2004-2007), the ratio of new jobs to multifamily completions in our markets averaged 7 to 1; 2014-2015 projections average approximately 8 to 1 in our large markets and over 11 to 1 in our secondary markets

SINGLE FAMILY HOUSING

- A strong single-family market helps drive the economy, job growth and rent growth
- MAA's highest revenue growth in the last 10 years occurred during the peak of the housing bubble



Annual Employment Growth
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2014
2015F
2016F
MAA Markets
Top 25 REIT Markets



New Jobs Per Multifamily Completions
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
2014
2015F
MAA Large Markets
MAA Secondary Markets

Source: Moody's economy.com and U.S. Census Bureau

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• Implemented training and customer service process on CLP portfolio • Increased “recommend rate” on national third party rating site by 37 percentage points • Third party administered customer service survey jumped 6 percentage points and is now 12 percentage points above our competitors • Key customer focus on overall product and quality impacts: – 2,600 resident engagement events and over 360,000 surveys distributed • Improved CLP operating margin 80 bps during 2014 • Revenue management platform drove 150bps of above market effective rent per unit • Proprietary billing system increased fee per move - in from $84 to $178 (increase of 111%) • Reduced bad debt from 0.57% of rent to 0.35% of rent • Reduced same store personnel costs by 7% • Reduced same store cost per move - in by 5% • Robust revenue management capabilities • Unit interior redevelopment program • Centrally monitored delinquency, screening and resident selection process • Expertise in optimizing customer integration and interface through both technology and onsite sales • Technical experts dedicated to supporting onsite service lowering resident turnover and increasing efficiency • Landscape group focused on curb appeal and vendor management STRONG OPERATING PLATFORM; COMPETITIVE ADVANTAGES ADD VALUE • 21 years of institutional property management experience in markets we serve • Our team has seen multiple cycles of the apartment markets in the same cities • We understand up and down performance at the market, sub - market and property level • 9 years of yield management system expertise • Competitive advantage in key markets vs. less sophisticated fee managers and smaller owner/ operators Regional Market Leading Expertise Innovative Asset Management Programs Proven Performance; CLP Portfolio Turn - Around Service Focused Operations 6

MEANINGFUL REDEVELOPMENT OPPORTUNITY; STRONG VALUE CREATION 7 Redevelopment Opportunity • Redevelopments performed on turn, resulting in minimized down time and efficiency in evaluating effectiveness of program for real - time improvements to product mix and scope • 30% - 50 % of the legacy CLP portfolio identified as a target for redevelopment ; 15 , 000 to 20 , 000 units across same store portfolio • 4 , 549 units redeveloped in 2014 at an average cost of $ 3 , 649 /unit and achieving an average rental rate increase of 9 . 3% • Approximately 4 , 000 units identified for redevelopment in 2015 at an average cost of $ 4 , 350 /unit • Assuming an $ 80 per month increase, every 4 , 000 units redeveloped creates $ 3 . 6 million of additional NOI opportunity once fully leased (assuming 95 % occupancy) or $ 65 million of additional value at a 5 . 5 % cap rate Unit Redevelopment Updates • Cabinets and Countertops • New Appliances • Plumbing and Light Fixtures • Flooring

ACTIVE PIPELINE OF EXTERNAL GROWTH OPPORTUNITIES • Long established regional relationships with a variety of brokers, developers, and owners; preferred buyer status • Active transaction pipeline as both a seller and buyer drives opportunity • Relationships enable MAA to be opportunistic for both stabilized and lease - up acquisitions as well as pre - purchase development opportunities • Strong record of execution as a buyer drives opportunity for off - market opportunities Expected Cost Active Development * MSA Total Units Total (in millions) Per Unit (in thousands) CG at Bellevue, Phase II Nashville 220 $ 30.8 $ 140 220 Riverside Jacksonville 294 $ 42.3 $ 144 Station Square at Cosner's Corner, Phase II Fredericksburg 120 $ 20.4 $ 170 Total Active Development 634 $ 93.5 $ 147 * Expected average stabilized NOI yield between 7% and 7.5% 8 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2011 2012 2013 2014 2015F Acquisition Volume (000’s)

Steady Upgrade to Asset Quality and Long - Term Earnings Potential: Transactions 2010 - 2014 HIGH PORTFOLIO QUALITY SUPPORTS STEADY INTERNAL GROWTH Price (000’s) Units Avg Age At Transaction Date Avg Rent Per Unit ACQUISITIONS $1,456,168 11,479 4 Years $1,202 DISPOSITIONS $426,000 7,959 27 Years $669 9 Cityscape at Market Center, Dallas, TX • 2015 plans include continued portfolio upcycling with forecasted acquisitions of $400 million to $500 million and dispositions of $300 million to $350 million • Average same store effective rent per unit of $910 in 2014 compares to $717 in 2010 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2010 2011 2012 2013 2014 Resident Profile Enhancement Avg Monthly Household Income

SOLID INVESTMENT GRADE BALANCE SHEET 10 Credit metrics MAA LT Target Total unencumbered assets to book value 66.9% >70% Net debt / recurring EBITDA 6.4x 6.0x Net d ebt / gross assets 1 42.6% 40% - 43%GAV Secured debt / gross assets 1 19.3% 15% - 20% Fixed charge coverage ratio 2 4.0x > 4 .0x Note: As of 12/31/14 (1) Gross assets is defined as total assets plus accumulated depreciation (2) Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark - to - market debt adjustment $368 $210 $370 $476 2015 2016 2017 2018 2019+ 0.0% 10.8% 6.1% 13.5% 57.0% % maturing 12.6% Credit ratings Agency Rating Outlook Fitch Ratings 3 BBB Positive Moody’s Investors Service 4 Baa2 Stable S&P Ratings Services 3 BBB Stable Debt maturity profile (in millions) (3) Mid - America Apartment Communities, Inc. & Mid - America Apartments , LP (4) Mid - America Apartments LP only • Completed 2 public bond offerings in the last 18 months; over $1 billion of public bonds outstanding • Over $460 million in cash and debt capacity as of 12/31/14

SUMMARY 11 x Established record of long - term outperformance x Annualized 20 year total shareholder return of 12 . 5 % assuming reinvestment of dividend ( December 31 , 2014 ) x Balanced, full - cycle performer ; focused approach x Disciplined investor ; high quality earnings x Strong platform • Dominant Southeast/Southwest company ; drives deal flow, opportunity and efficiencies • Strong property operations and asset management platform ; drives competitive advantage and value • Investment grade balance sheet ; drives long - term cost of capital advantage • Long - established public platform, experienced management ; full cycle focus x 10 year average AFFO growth rate of over 6% $2.55 $2.59 $2.91 $2.99 $3.08 $3.09 $3.30 $3.99 $4.33 $4.28 $ 4.43 - $4.67 2005 2006 2007 2008 2009 2010 2011 2012* 2013* 2014* 2015* AFFO per Share *Core AFFO/Share Forecast

FORWARD LOOKING STATEMENTS 12 Certain matters in this presentation may constitute forward - looking statements within the meaning of Section 27 - A of the Securities Act of 1933 and Section 21 E of the Securities and Exchange Act of 1934 . Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics , expectations for future performance and capture of synergies, and expectations for acquisition and disposition transaction activity . Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward - looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses . We undertake no duty to update these statements . Reference is hereby made to the filings of Mid - America Apartment Communities, Inc . , with the Securities and Exchange Commission, including quarterly reports on Form 10 - Q, reports on Form 8 - K, and its annual report on Form 10 - K, particularly including the risk factors contained in the latter filing . Eric Bolton Chairman and CEO 901 - 248 - 4127 eric.bolton@maac.com Al Campbell EVP, CFO 901 - 248 - 4169 al.campbell@maac.com Tim Argo SVP, Finance 901 - 248 - 4149 tim.argo@maac.com Jennifer Patrick Investor Relations 901 - 435 - 5371 jennifer.patrick@maac.com Contact